A late filing of Form 3 was made on behalf of Kasey Phillips (Treasurer) in connection with her appointment as Treasurer of the Trust due to an administrative oversight by the Trust’s administrator. Ms. Phillips did not own shares of the Trust, and the late filing noted did not involve a failure to report current trading in the Trust’s shares.